Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO THE

RECEIVABLES FINANCING AGREEMENT

This SECOND AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of February 24, 2016, is entered into by and among the following parties:

(i)                                  AROP FUNDING, LLC, as Borrower;

(ii)                              ALLIANCE COAL, LLC, as initial Servicer; and

(iii)                          PNC BANK, NATIONAL ASSOCIATION (“PNC”), as LC Bank, LC Participant, Lender and Administrative Agent.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.

BACKGROUND

A.        The parties hereto have entered into a Receivables Financing Agreement, dated as of December 5, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”).

B.        Concurrently herewith, Warrior Coal, LLC, Webster County Coal, LLC, White Oak Resources LLC, and Hamilton County Coal, LLC (collectively, the “Additional Originators”) are entering into a Joinder Agreement, dated as of the date hereof, pursuant to the Purchase and Sale Agreement (the “Joinder Agreement”).

C.        The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.   Amendments to the Receivables Financing Agreement.  The Receivables Financing Agreement is hereby amended as follows:

(a)        The definition of “Affiliate” set forth in Section 1.01 of the Receivables Financing Agreement is amended by deleting the parenthetical “(or solely with respect to determining whether White Oak Resources is an Affiliate, 50%)” where it appears therein.

(b)        Clause (a) of the definition of “Eligible Receivable” set forth in Section 1.01 of the Receivables Financing Agreement is amended by replacing the phrase “not White Oak Resources” where it appears therein with “[Reserved]”.

(c)        The defined term “White Oak Resources” and the definition thereof set forth in Section 1.01 of the Receivables Financing Agreement are deleted in their entirety.

(d)       Schedule IV of the Receivables Financing Agreement is replaced in its entirety with Schedule IV hereto.

SECTION 2.   Representations and Warranties of the Borrower and Servicer.  The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)        Representations and Warranties.  The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents it which it is a party are true and correct as of the date hereof.

(b)        Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)        No Event of Default.  No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 3.   Effect of Amendment; Ratification.  All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein.  The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 4.   Effectiveness.  This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of:

(a)        counterparts to this Amendment executed by each of the parties hereto;

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(b)        counterparts to the Joinder Agreement executed by each of the parties thereto; and

(c)        each of the documents, certificates, instruments, agreements, opinions and other deliverables with respect to such Additional Originators described in Section 4.1 of the Purchase and Sale Agreement, in each case in form and substance satisfactory to the Administrative Agent.

SECTION 5.   Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.   Transaction Document.  This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 7.   Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.   GOVERNING LAW AND JURISDICTION.

(a)        THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISIDCTION OTHER THAN THE STATE OF NEW YORK).

(b)        EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW

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YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  NOTHING IN THIS SECTION 8 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.  EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 9.   Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

AROP FUNDING, LLC

By:	/s/ R. Eberly Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

ALLIANCE COAL, LLC,
as the Servicer

By:	/s/ R. Eberly Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as LC Bank and as an LC Participant

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

Reaffirmation of Performance Guaranty.  By executing a counterpart to this Amendment, the Performance Guarantor hereby unconditionally reaffirms its obligations under the Performance Guaranty and acknowledges and agrees that such obligations continue in full force and effect (including, without limitation, with respect to the “Guaranteed Obligations”, as defined in the Performance Guaranty), and the Performance Guaranty is hereby ratified and confirmed.

ALLIANCE RESOURCE OPERATING PARTNERS, L.P., as Performance Guarantor

By: Alliance Resource Management, GP, LLC, its managing general partner

By:	/s/ R. Eberly Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

SCHEDULE IV
Excluded Receivables

LOCATION OF MINING OPERATIONS

MINEHEAD	STATE	COUNTY
MC Mining	KY	Pike